UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2020

Zymeworks Inc.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-38068	98-1398788
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 540, 1385 West 8th Avenue, Vancouver, British Columbia, Canada	V6H 3V9
(Address of principal executive offices)	(Zip Code)

(604) 678-1388

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value per share	ZYME	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 7.01	REGULATION FD DISCLOSURE

On December 2, 2020, Exelixis, Inc. (“Exelixis”), Iconic Therapeutics, Inc. (“Iconic”) and Zymeworks Inc. (“Zymeworks”) issued a joint press release announcing that Exelixis has exercised its exclusive option for Iconic’s lead oncology antibody-drug conjugate (ADC) program under a May 2019 agreement between Exelixis and Iconic. As a result, Exelixis now has responsibility for the future clinical development, commercialization, and manufacturing of the Tissue Factor (TF)-targeting ADC now known as XB002 (formerly ICON-2). A rationally designed next-generation ADC, XB002 comprises a Tissue Factor-targeting antibody with Zymeworks’ proprietary ZymeLink™ linker-payload, creating the potential for an improved therapeutic index and favorable safety profile as compared to earlier-generation, TF-targeting ADCs. Exelixis plans to file an Investigational New Drug application (IND) with the U.S. Food and Drug Administration (FDA) for XB002 in the near-term and, pending the FDA’s acceptance of the IND, initiate a phase 1 clinical trial of XB002 in early 2021.

On December 2, 2020, Zymeworks filed this press release with the Canadian securities regulatory authorities in Canada on the System for Electronic Document Analysis and Retrieval (“SEDAR”) at www.sedar.com. A copy of this press release is attached as Exhibit 99.1 hereto.

The information provided under this Item (including Exhibit 99.1, attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated December 2, 2020.

104	Cover Page Interactive Data File (embedded as Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ZYMEWORKS INC.
(Registrant)

Date: December 2, 2020	By:	/s/ Neil A. Klompas
	Name: Title:	Neil A. Klompas Executive Vice President, Business Operations and Chief Financial Officer